Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT, AMENDMENT TO OTHER LOAN DOCUMENTS AND CONSENT AND WAIVER

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, AMENDMENT TO OTHER LOAN DOCUMENTS AND CONSENT AND WAIVER (this “Amendment”), dated as of June 7, 2013, is by and among HAMPSHIRE GROUP, LIMITED, a Delaware corporation (“Parent”), HAMPSHIRE BRANDS, INC. (f/k/a Hampshire Designers, Inc.), a Delaware corporation (“Hampshire Brands”), HAMPSHIRE SUB II, INC. (f/k/a Item-Eyes, Inc.), a Delaware corporation (“Hampshire Sub II”), SCOTT JAMES, LLC, a Delaware limited liability company (“Scott James”), and HAMPSHIRE INTERNATIONAL, LLC, a Delaware limited liability company (“Hampshire International”; Hampshire Brands, Hampshire Sub II, Scott James and Hampshire International are herein collectively called the “Borrowers” and each individually, a “Borrower”), THE PERSONS IDENTIFIED AS THE LENDERS ON THE SIGNATURE PAGES HERETO (the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of October 28, 2010 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of August 15, 2011, that certain Second Amendment to Credit Agreement and Amendment to Other Loan Documents dated as of April 30, 2012, and as further amended or modified from time to time prior to the date hereof, collectively, the “Credit Agreement”) among Parent, the Borrowers, the Lenders, and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrowers; and

WHEREAS, Parent intends to sell substantially all of the Business (as defined in the Scott James APA (as defined below)) consisting of the Scott James clothing line to Scott James Company, LLC (“Purchaser”) and SJ Trademark, LLC (“IP Purchaser”, and collectively with Purchaser, the “Purchasers”) pursuant to that certain Asset Purchase Agreement, dated as of June 7, 2013, among Parent, Purchasers and Scott Kuhlman (the “Scott James APA”), in the form attached hereto as Exhibit “A” (the “Scott James Sale”); and

WHEREAS, Parent and Borrowers have requested that Agent and the Lenders (i) consent to the Scott James Sale, and (ii) amend the Credit Agreement and certain of the other Loan Documents, and Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I
DEFINITIONS

Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Third Amendment Effective Date” shall have the meaning set forth in Subpart 4.1.

Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
CONSENT AND WAIVER

Consent to Scott James Sale. Agent and Lenders hereby (i) consent to the consummation of Scott James Sale, and (ii) waive any Default or Event of Default which may occur under the Credit Agreement without such consent. Lenders hereby provide Agent consent to release and Agent hereby releases its Liens in the Collateral of Scott James (except as set forth in Subpart 3.1) to the extent such Collateral is being sold pursuant to the Scott James APA.

SUBPART 2.2.     Acknowledgement Regarding Scott James Sale. Parent and Borrowers hereby acknowledge and agree that, without limiting the generality of the Loan Documents, any and all rights of Parent and/or Borrowers under the Scott James APA, including, without limitation, the MPSA and the Bibby Agreement (each as defined in the Scott James APA) and any proceeds paid to Parent and/or Borrowers, constitute Collateral securing the Obligations under the Credit Agreement. Parent and Borrowers hereby covenant and agree to execute and deliver any documents and will take any other actions that Agent shall reasonably request to perfect Agent’s liens and security interests in the Parent’s and/or Borrowers’ rights under the Scott James APA and proceeds from the Scott James Sale.

PART III
AMENDMENTS TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

Amendment Regarding Scott James Sale. Notwithstanding anything to the contrary set forth in the Credit Agreement or the other Loan Documents, (a) Agent and the Lenders hereby consent to (i) the Scott James Sale in accordance with the Scott James APA and (ii) the dissolution of Scott James, (b) Scott James shall no longer have the right to request or receive any Advances or Letters of Credit under or in connection with the Credit Agreement, and (c) pending its dissolution, Scott James shall not own or hold any assets (other than assets not sold under the Scott James APA and its rights under the Scott James APA). Notwithstanding the foregoing, Agent shall retain a Lien in all assets of Scott James (other than those sold in accordance with the Scott James APA) until the dissolution of Scott James.

SUBPART 3.2.     Amendment Regarding Eligibility of Inventory and Accounts. Without limiting the generality of anything contained in the Credit Agreement and other Loan Documents, including, without limitation, the definitions of Eligible Account, Eligible In-Transit Inventory and Eligible Landed Inventory, no Inventory which was sold or purported to be sold under the Scott James APA shall be Eligible In-Transit Inventory or Eligible Landed Inventory nor shall any Accounts that arise in connection with the Scott James APA be Eligible Accounts for purposes of calculating the Borrowing Base under the Credit Agreement.

SUBPART 3.3.     Amendment to Article 4 (Hedge Agreements) of the Credit Agreement. Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Credit Agreement is amended by inserting a new Section 4.32, Hedge Agreements, as follows:

4.32     Hedge Agreements. On each date that any Hedge Agreement is executed by any Hedge Provider, each Loan Party shall satisfy all eligibility, suitability and other requirements under the Commodity Exchange Act (7 U.S.C. § 1, et seq., as in effect from time to time) and the Commodity Futures Trading Commission regulations.

SUBPART 3.4.     Amendment to Article 7 (Financial Covenants) of the Credit Agreement. Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Credit Agreement is amended by deleting Article 7 in its entirety and inserting the following in lieu thereof:

7.     FINANCIAL COVENANTS.

Each of Parent and Borrowers covenant and agree that, until termination of all of the Commitments and payment in full of the Obligations, Parent and Borrowers will comply with the following financial covenants:

(a)     Parent and its Subsidiaries, on a consolidated basis, shall have a Fixed Charge Coverage Ratio of at least 1.0 to 1.0, measured as of the last day of each fiscal month for the twelve fiscal month period then ending; provided, however, that such financial covenant shall only apply if each of Excess Liquidity and Excess Availability is less than the then applicable thresholds set forth in the definition of Trigger Level. If each of Excess Liquidity and Excess Availability is less than the then applicable thresholds set forth in the definition of Trigger Level, unless Borrowers prepay the Obligations in accordance with Section 2.4(e) and/or provide Qualified Cash or Restricted Cash (together with reasonably satisfactory evidence of the provision of such Qualified Cash or Restricted Cash) in an amount sufficient to restore Excess Liquidity and Excess Availability to or above the then applicable thresholds set forth in the definition of Trigger Level within 2 Business Days (the “FCCR Cure Period”), the Loan Parties shall be required to (i) establish that they are in compliance with this Section 7 as of the most recently ended fiscal month for which financial statements are then required to have been delivered to Agent in accordance with Section 5.1, and (ii) thereafter maintain compliance with this Section 7 as of each fiscal month end unless and until Excess Liquidity and Excess Availability thereafter equals or exceeds the then applicable thresholds set forth in the definition of Trigger Level for 90 consecutive days. If, during any FCCR Cure Period, the Loan Parties are not able to establish that they have a Fixed Charge Coverage Ratio of at least 1.0 to 1.0 as of the most recently ended fiscal month for which financial statements are then required to have been delivered to Agent in accordance with Section 5.1, a Default shall exist for all purposes hereunder (including for purposes of Section 3.2(b)), subject to the Loan Parties’ right to cure such Default during the FCCR Cure Period as described above.

(b)     Beginning on July 1, 2013 and at all times thereafter, Excess Availability will be no less than $5,000,000.

SUBPART 3.5.     Amendment to Guaranty. Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Guaranty shall be amended such that, notwithstanding anything contained therein to the contrary, the Guarantied Obligations shall not include any obligation of any Guarantor to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act to the extent that such swap obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder.

PART IV
CONDITIONS TO EFFECTIVENESS OF PARTS II and III

Effective Date. Parts II and III of this Amendment shall be and become effective as of the date upon which Agent acknowledges that the conditions set forth in this Part IV have been satisfied (it being understood and agreed that the remainder of this Amendment shall be effective upon the execution and delivery hereof by the parties hereto) (the “Third Amendment Effective Date”).

Execution of Amendment. Agent shall have received fully executed counterparts of this Amendment from Parent, the Borrowers, and the Lenders.

SUBPART 4.3.     Closing of Scott James Sale. The Scott James Sale shall have been consummated in accordance with the terms of the definitive legal agreements with respect thereto and all applicable laws.

 Other Documents. Agent shall have received such other documents, instruments and information executed and/or delivered by the Loan Parties as Agent may reasonably request.
MISCELLANEOUS

No Additional Obligations. The Borrowers and Parent (collectively, the “Obligors”) acknowledge and agree that the execution, delivery and performance of this Amendment shall not create (nor shall the Obligors rely upon the existence of or claim or assert that there exists) any obligation of any of the Agent or Lenders to consider or agree to any other amendment of or waiver or consent with respect to the Credit Agreement, the other Loan Documents or any other instrument or agreement to which the Agent or any Lender is a party.

Waiver of Claims. In order to induce Agent and Lenders to enter into this Amendment, each Obligor hereby releases, remises, acquits and forever discharges each Lender and the Agent and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or connected to this Amendment, the Credit Agreement or the other Loan Documents (collectively, the “Released Matters”). Each Obligor hereby acknowledges that the agreements in this Subpart 5.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Obligor hereby represents and warrants to each Lender and the Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of any Obligor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

Acknowledgments and Stipulations. In order to induce Agent and Lenders to enter into this Amendment, each Obligor acknowledges, stipulates and agrees that (a) all of the Obligations are absolutely due and owing by Obligors to Agent and Lenders without any defense, deduction, offset or counterclaim (and, to the extent any Obligor had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); (b) the Loan Documents executed by each Obligor are legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (c) the Liens granted by each Obligor to Agent in the Collateral are valid Liens, subject only to Permitted Liens; (d) each of the recitals contained at the beginning of this Amendment is true and correct; and (e) prior to executing this Agreement, each Obligor consulted with and had the benefit of advice of legal counsel of their own selection and has relied upon the advice of such counsel, and in no part upon the representation of Agent, any Lender or any counsel to Agent or any Lender concerning the legal effects of this Agreement or any provision hereof.

Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

Representations and Warranties of the Obligors. In each case subject only to the effectiveness of amendments and consents contained herein, each Obligor hereby represents and warrants that (a) the representations and warranties contained in Section 4 of the Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty specifically relates to an earlier date, and (b) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof. Without limitation of the preceding sentence, each Obligor hereby expressly re-affirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

Counterparts. This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE CREDIT AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 12 OF THE CREDIT AGREEMENT APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[The remainder of this page is intentionally left blank.]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

HAMPSHIRE GROUP, LIMITED,
a Delaware corporation, as Parent

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title:	CEO

HAMPSHIRE BRANDS, INC. (f/k/a Hampshire Designers, Inc.),
a Delaware corporation, as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title:	CEO

HAMPSHIRE SUB II, INC. (f/k/a Item-Eyes, Inc.),
a Delaware corporation, as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title:	CEO

SCOTT JAMES, LLC
a Delaware limited liability company, as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title:	CEO

HAMPSHIRE INTERNATIONAL, LLC
a Delaware limited liability company, as a Borrower

By:	/s/ Paul M. Buxbaum
Name:	Paul M. Buxbaum
Title:	CEO

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and as a Lender

By:	/s/ J. Ryan Davison
Name:	J. Ryan Davison
Title:	V.P.

GUARANTORS’ ACKNOWLEDGEMENT

The undersigned, each a guarantor of the “Obligations” of HAMPSHIRE BRANDS, INC. (f/k/a Hampshire Designers, Inc.), a Delaware corporation (“Hampshire Brands”), HAMPSHIRE SUB II, INC. (f/k/a Item-Eyes, Inc.), a Delaware corporation (“Hampshire Sub II”), SCOTT JAMES, LLC, a Delaware limited liability company (“Scott James”), and HAMPSHIRE INTERNATIONAL, LLC, a Delaware limited liability company (“Hampshire International”; Hampshire Brands, Hampshire Sub II, Scott James and Hampshire International are herein collectively called the “Borrowers” and each individually, a “Borrower”) under and as defined in that certain Credit Agreement dated as of October 28, 2010 (as amended or modified from time to time, collectively, the “Credit Agreement”) among HAMPSHIRE GROUP, LIMITED, a Delaware corporation (“Parent”), the Borrowers, the lenders party thereto (the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”), hereby (a) acknowledges receipt of the foregoing Third Amendment to Credit Agreement and Amendment to Other Loan Documents and Consent and Waiver of even date herewith among Parent, the Borrowers, the Lenders and the Agent (the “Amendment”); (b) consents to the terms and execution thereof; (c) reaffirms its obligations pursuant to the terms of that certain Guaranty Agreement dated as of October 28, 2010 executed by the undersigned in favor of the Agent (the “Guaranty”); and (d) acknowledges that the Agent and the Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations to the Borrowers, or release any Person liable for the Obligations or any Collateral securing the Obligations, in each case without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for the Borrowers’ present and future Obligations.

[Signatures on Next Page]

Each of the parties hereto has caused a counterpart of this Guarantors’ Acknowledgment to be duly executed and delivered as of the 7th day of June, 2013.

GUARANTORS:	HAMPSHIRE GROUP, LIMITED,
a Delaware corporation

	By:	/s/ Paul M. Buxbaum
	Name:	Paul M. Buxbaum
	Title:	CEO

SB CORPORATION,
a Delaware corporation

	By:	/s/ Paul M. Buxbaum
	Name:	Paul M. Buxbaum
	Title:	CEO

HAMPSHIRE SUB II, INC. (f/k/a Shane Hunter, Inc.),
a Delaware corporation

	By:	/s/ Paul M. Buxbaum
	Name:	Paul M. Buxbaum
	Title:	CEO

MARISA CHRISTINA, INC.,
a Delaware corporation

	By:	/s/ Paul M. Buxbaum
	Name:	Paul M. Buxbaum
	Title:	CEO

MARISA CHRISTINA, INC.,
a Delaware corporation

	By:	/s/ Paul M. Buxbaum
	Name:	Paul M. Buxbaum
	Title:	CEO

Exhibit “A”

Form of Sale Agreement